James Alpha Funds Trust d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Snow Long/Short Opportunity Fund	SNOAX	SNOCX	SNOIX	SNORX

(the “Fund”)

Supplement dated March 3, 2022 to the Prospectus, Summary Prospectus, and Statement of Additional Information of the Fund dated November 8, 2021

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus, and Statement of Additional Information.

Effective immediately, Richard A. Snow no longer serves as Portfolio Manager of the Fund. All references to Richard A. Snow in the Prospectus, Summary Prospectus, and Statement of Additional Information are deleted in their entirety.

***

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and Statement of Additional Information dated November 8, 2021.

Please retain this Supplement for future reference.